SUPPLEMENT DATED MAY 25, 2005

TO PROSPECTUSES DATED MAY 1, 2003
FOR MFS REGATTA ACCESS, MFS REGATTA FLEX-4, FUTURITY ACCOLADE,
FUTURITY FOCUS II, and FUTURITY SELECT FOUR

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Effective immediately, the sub-section entitled "Maximum Anniversary Account Value ("MAV") Rider" in each of the above prospectuses is deleted in its entirety and replaced with the following disclosure:

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:
o	the amount payable under the "basic death benefit" (above), or

o

your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.